                                                         RIVERSOURCE [LOGO](SM)
                                                                ANNUITIES


RIVERSOURCE(R)
EMPLOYEE BENEFIT ANNUITY

2006 ANNUAL REPORT



S-6177 Y (5/07)           Issued by: RiverSource Life Insurance Co. of New York,
                                     Albany, NY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource of New York Account 4 - RiverSource(R) Employee Benefit Annuity (previously IDS Life of New York Accounts 4, 5, 6, 9, 10, 12, 13, 15, 16, 17, 18 and 19) (comprised of
12 subaccounts of RiverSource of New York Account 4, referred to in Note 1) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York (previously IDS Life Insurance Company of New York). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource of New York Account 4 -RiverSource(R) Employee Benefit Annuity's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource of New York Account 4 - RiverSource(R) Employee Benefit Annuity's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource of New York Account 4 - RiverSource(R) Employee Benefit Annuity at December 31, 2006, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 24, 2007


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                                  -----------------------------------------------------------------
                                                                    AB VPS
                                                                  GRO & INC,     RVS VP        RVS VP       RVS VP        RVS VP
DEC. 31, 2006                                                        CL B          BAL       CASH MGMT     DIV BOND     DIV EQ INC
ASSETS

Investments, at value(1),(2)                                      $9,530,966   $80,177,828   $5,891,945   $25,637,140   $30,211,197
Dividends receivable                                                      --            --       21,475        94,532            --
Accounts receivable from RiverSource Life of NY for certificate
   purchase payments                                                      --            --       16,150            --        21,515
Receivable for share redemptions                                      17,323            --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       9,548,289    80,177,828    5,929,570    25,731,672    30,232,712
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                      7,649        64,021        4,786        20,552        24,363
   Certificate terminations                                            9,674        80,317           --        11,568            --
Payable for investments purchased                                         --            --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     17,323       144,338        4,786        32,120        24,363
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to certificates in accumulation period       9,407,800    78,111,551    5,748,865    25,446,974    30,051,799
Net assets applicable to certificates in payment period              123,166     1,921,939      175,919       252,578       156,550
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                  $9,530,966   $80,033,490   $5,924,784   $25,699,552   $30,208,349
===================================================================================================================================
(1) Investment shares                                                353,916     5,135,391    5,894,046     2,448,218     1,951,972
(2) Investments, at cost                                          $7,617,593   $77,064,420   $5,891,990   $26,745,935   $23,248,694
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                    RVS VP       RVS VP        RVS VP        RVS VP        RVS VP
DEC. 31, 2006 (CONTINUED)                                        GLOBAL BOND       GRO      HI YIELD BOND   INTL OPP      LG CAP EQ
ASSETS

Investments, at value(1),(2)                                      $3,867,963   $ 4,860,671   $ 9,608,608   $43,209,744   $94,561,244
Dividends receivable                                                   6,615            --        62,165            --            --
Accounts receivable from RiverSource Life of NY for certificate
  purchase payments                                                       --         7,757           532            --            --
Receivable for share redemptions                                          --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       3,874,578     4,868,428     9,671,305    43,209,744    94,561,244
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                      3,147         3,923         7,813        34,744        75,945
   Certificate terminations                                            9,186            --            --        37,986       131,534
Payable for investments purchased                                         --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     12,333         3,923         7,813        72,730       207,479
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to certificates in accumulation period       3,793,984     4,864,011     9,486,102    42,745,145    92,786,002
Net assets applicable to certificates in payment period               68,261           494       177,390       391,869     1,567,763
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                  $3,862,245   $ 4,864,505   $ 9,663,492   $43,137,014   $94,353,765
====================================================================================================================================
(1) Investment shares                                                354,762       648,182     1,401,844     3,276,689     3,776,303
(2) Investments, at cost                                          $3,737,428   $ 4,144,262   $10,611,221   $40,324,099   $91,607,272
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


2 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                  SEGREGATED
                                                                                                                    ASSET
                                                                                                                 SUBACCOUNTS
                                                                                                           ------------------------
                                                                                                             RVS VP      WF ADV VT
DEC. 31, 2006 (CONTINUED)                                                                                  MID CAP GRO   SM CAP GRO
ASSETS

Investments, at value(1),(2)                                                                               $31,143,476   $7,434,754
Dividends receivable                                                                                                --           --
Accounts receivable from RiverSource Life of NY for certificate purchase payments                                   --        1,375
Receivable for share redemptions                                                                                    --        6,019
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                31,143,476    7,442,148
===================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                                                               25,071        6,019
   Certificate terminations                                                                                     17,968           --
Payable for investments purchased                                                                                   --        1,375
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                               43,039        7,394
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to certificates in accumulation period                                                30,723,169    7,374,357
Net assets applicable to certificates in payment period                                                        377,268       60,397
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                                           $31,100,437   $7,434,754
===================================================================================================================================
(1) Investment shares                                                                                        2,727,365      746,461
(2) Investments, at cost                                                                                   $32,295,223   $5,152,723
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 3

STATEMENTS OF OPERATIONS

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                     AB VPS
                                                                   GRO & INC,    RVS VP       RVS VP        RVS VP        RVS VP
YEAR ENDED DEC. 31, 2006                                              CL B         BAL       CASH MGMT     DIV BOND     DIV EQ INC
INVESTMENT INCOME

Dividend income                                                    $  116,639  $ 2,089,290  $   220,836   $ 1,243,229   $   423,688
Variable account expenses                                             100,341      854,108       50,012       286,053       307,429
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                        16,298    1,235,182      170,824       957,176       116,259
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                              3,243,369   23,346,398    2,627,580     8,527,280     6,592,641
   Cost of investments sold                                         2,773,068   22,779,269    2,627,615     9,006,170     5,041,915
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                      470,301      567,129          (35)     (478,890)    1,550,726
Distributions from capital gains                                      523,701    4,426,025           --            --     1,801,025
Net change in unrealized appreciation or depreciation
  of investments                                                      418,033    4,121,781           41       396,860     1,655,192
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      1,412,035    9,114,935            6       (82,030)    5,006,943
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $1,428,333  $10,350,117  $   170,830   $   875,146   $ 5,123,202
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                   RVS VP      RVS VP        RVS VP        RVS VP         RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                             GLOBAL BOND     GRO      HI YIELD BOND   INTL OPP      LG CAP EQ
INVESTMENT INCOME

Dividend income                                                  $  156,733  $    43,244   $   827,475   $   832,224   $  1,080,821
Variable account expenses                                            48,020       48,952       112,631       443,710        921,985
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     108,713       (5,708)      714,844       388,514        158,836
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                            2,269,027    1,436,457     4,232,884     9,210,277     27,140,795
   Cost of investments sold                                       2,236,590    1,305,153     4,795,048     9,356,126     28,684,970
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     32,437      131,304      (562,164)     (145,849)    (1,544,175)
Distributions from capital gains                                         --           --            --            --             --
Net change in unrealized appreciation or depreciation
  of investments                                                    111,425      318,219       861,270     8,713,106     12,166,770
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      143,862      449,523       299,106     8,567,257     10,622,595
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  252,575  $   443,815   $ 1,013,950   $ 8,955,771   $ 10,781,431
====================================================================================================================================

                                                                                                                 SEGREGATED
                                                                                                                   ASSET
                                                                                                                SUBACCOUNTS
                                                                                                         ---------------------------
                                                                                                           RVS VP        WF ADV VT
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                                                     MID CAP GRO    SM CAP GRO
INVESTMENT INCOME

Dividend income                                                                                          $    72,527    $        --
Variable account expenses                                                                                    292,016         81,789
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                             (219,489)       (81,789)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                                                     8,395,803      2,559,940
   Cost of investments sold                                                                                8,620,127      1,886,679
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                                            (224,324)       673,261
Distributions from capital gains                                                                           1,479,675        200,998
Net change in unrealized appreciation or depreciation of investments                                      (2,730,045)       728,650
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                            (1,474,694)     1,602,909
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                          $(1,694,183)   $ 1,521,120
====================================================================================================================================

See accompanying notes to financial statements.


4 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                               AB VPS
                                                             GRO & INC,       RVS VP        RVS VP         RVS VP         RVS VP
YEAR ENDED DEC. 31, 2006                                        CL B           BAL         CASH MGMT      DIV BOND      DIV EQ INC
OPERATIONS

Investment income (loss) -- net                             $     16,298   $  1,235,182   $   170,824   $    957,176   $    116,259
Net realized gain (loss) on sales of investments                 470,301        567,129           (35)      (478,890)     1,550,726
Distributions from capital gains                                 523,701      4,426,025            --             --      1,801,025
Net change in unrealized appreciation or depreciation
  of investments                                                 418,033      4,121,781            41        396,860      1,655,192
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                              1,428,333     10,350,117       170,830        875,146      5,123,202
===================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                    152,521        716,893       107,293        277,518        549,553
Net transfers(1)                                                 106,564     (4,147,431)    3,595,442       (183,774)     4,223,295
Transfers for policy loans                                        18,571        118,490        16,791         24,800         36,844
Adjustments to net assets allocated to certificates in
  payout period                                                  (16,468)      (187,809)       (6,073)       (32,114)       (21,593)
Certificate charges                                               (5,829)       (65,332)       (3,690)       (20,601)       (18,720)
Certificate terminations:
   Surrender benefits                                         (2,773,547)   (17,623,394)   (2,443,786)    (7,040,904)    (7,921,094)
   Death benefits                                                (93,378)    (1,068,283)      (48,596)      (543,666)      (281,279)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions             (2,611,566)   (22,256,866)    1,217,381     (7,518,741)    (3,432,994)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               10,714,199     91,940,239     4,536,573     32,343,147     28,518,141
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $  9,530,966   $ 80,033,490   $ 5,924,784   $ 25,699,552   $ 30,208,349
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                         9,987,791     20,048,368     1,711,289      6,279,388     20,256,301
Certificate purchase payments                                    138,100        152,977        41,554         54,063        359,500
Net transfers(1)                                                  90,716       (892,864)    1,383,731        (37,816)     2,798,716
Transfers for policy loans                                        16,729         25,954         6,477          4,909         24,311
Certificate charges                                               (5,261)       (14,005)       (1,426)        (4,029)       (12,269)
Certificate terminations:
   Surrender benefits                                         (2,456,117)    (3,739,954)     (942,051)    (1,370,269)    (5,106,039)
   Death benefits                                               (113,445)      (226,854)      (18,729)      (105,923)      (219,227)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               7,658,513     15,353,622     2,180,845      4,820,323     18,101,293
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 5

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                              RVS VP        RVS VP         RVS VP         RVS VP         RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                        GLOBAL BOND       GRO       HI YIELD BOND    INTL OPP      LG CAP EQ
OPERATIONS

Investment income (loss) -- net                             $   108,713   $    (5,708)  $    714,844   $    388,514   $    158,836
Net realized gain (loss) on sales of investments                 32,437       131,304       (562,164)      (145,849)    (1,544,175)
Distributions from capital gains                                     --            --             --             --             --
Net change in unrealized appreciation or depreciation
  of investments                                                111,425       318,219        861,270      8,713,106     12,166,770
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                               252,575       443,815      1,013,950      8,955,771     10,781,431
==================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                    55,874       117,187        113,025        589,778      1,079,449
Net transfers(1)                                               (317,250)    1,134,478       (449,340)     1,650,892     35,089,431
Transfers for policy loans                                        2,465        10,133          6,074         58,351        194,830
Adjustments to net assets allocated to certificates in
  payout period                                                  (6,558)         (755)       (22,533)       (53,727)       831,802
Certificate charges                                              (2,484)       (2,817)        (6,395)       (32,977)       (82,030)
Certificate terminations:
   Surrender benefits                                        (1,632,002)   (1,251,868)    (3,164,653)    (9,897,392)   (19,966,144)
   Death benefits                                               (13,105)      (64,108)      (155,080)      (370,095)      (910,702)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions            (1,913,060)      (57,750)    (3,678,902)    (8,055,170)    16,236,636
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               5,522,730     4,478,440     12,328,444     42,236,413     67,335,698
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $ 3,862,245   $ 4,864,505   $  9,663,492   $ 43,137,014   $ 94,353,765
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                        3,649,040     5,495,720      8,511,368     23,590,570     10,770,329
Certificate purchase payments                                    36,783       140,025         76,430        300,074        166,011
Net transfers(1)                                               (207,601)    1,353,038       (300,627)       852,719      5,367,798
Transfers for policy loans                                        1,616        12,052          4,140         29,657         30,607
Certificate charges                                              (1,629)       (3,370)        (4,316)       (16,726)       (12,727)
Certificate terminations:
   Surrender benefits                                        (1,066,484)   (1,491,039)    (2,123,609)    (4,974,637)    (3,060,173)
   Death benefits                                                (8,511)      (77,664)      (104,235)      (191,727)      (145,514)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              2,403,214     5,428,762      6,059,151     19,589,930     13,116,331
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


6 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               SEGREGATED
                                                                                                                  ASSET
                                                                                                               SUBACCOUNTS
                                                                                                       --------------------------
                                                                                                          RVS VP        WF ADV VT
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                                                   MID CAP GRO     SM CAP GRO
OPERATIONS

Investment income (loss) -- net                                                                        $   (219,489)   $   (81,789)
Net realized gain (loss) on sales of investments                                                           (224,324)       673,261
Distributions from capital gains                                                                          1,479,675        200,998
Net change in unrealized appreciation or depreciation
  of investments                                                                                         (2,730,045)       728,650
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                          (1,694,183)     1,521,120
==================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                                                               510,396        162,730
Net transfers(1)                                                                                         29,721,707        297,011
Transfers for policy loans                                                                                   46,506         11,846
Adjustments to net assets allocated to certificates in
  payout period                                                                                             339,578         (6,275)
Certificate charges                                                                                         (24,105)        (4,544)
Certificate terminations:
   Surrender benefits                                                                                    (6,682,222)    (2,146,280)
   Death benefits                                                                                          (268,982)      (155,644)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions                                                        23,642,878     (1,841,156)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                           9,151,742      7,754,790
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                              $ 31,100,437    $ 7,434,754
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                                    7,555,146      8,032,568
Certificate purchase payments                                                                               431,768        150,737
Net transfers(1)                                                                                         23,778,002        253,455
Transfers for policy loans                                                                                   40,191         11,030
Certificate charges                                                                                         (20,830)        (4,273)
Certificate terminations:
   Surrender benefits                                                                                    (5,767,895)    (1,929,966)
   Death benefits                                                                                          (226,898)      (184,250)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                                         25,789,484      6,329,301
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 7

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                          ------------------------------------------------------------------------
                                                            AB VPS
                                                          GRO & INC,       RVS VP          RVS VP         RVS VP         RVS VP
YEAR ENDED DEC. 31, 2005                                     CL B            BAL         CASH MGMT       DIV BOND      DIV EQ INC
OPERATIONS

Investment income (loss) -- net                          $     27,290   $   1,579,793   $     80,861   $    965,866   $    143,243
Net realized gain (loss) on sales of investments              211,095          94,540            (65)      (319,936)       363,642
Distributions from capital gains                                   --       2,809,824             --             --      1,070,856
Net change in unrealized appreciation or depreciation
  of investments                                              129,306      (1,750,559)            74       (258,631)     1,477,671
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  367,691       2,733,598         80,870        387,299      3,055,412
==================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                 345,065         868,569        172,672        447,047        476,965
Net transfers(1)                                            1,702,204      (4,239,489)      (320,372)      (528,883)     9,152,071
Transfers for policy loans                                     20,342         145,511         19,909         46,582         21,595
Adjustments to net assets allocated to certificates in
  payout period                                               (15,058)       (183,286)        (6,213)       (33,817)       (17,182)
Certificate charges                                            (5,967)        (78,491)        (3,906)       (24,720)       (15,038)
Certificate terminations:
   Surrender benefits                                      (1,473,155)    (16,123,277)    (1,523,234)    (5,738,336)    (3,572,497)
   Death benefits                                             (90,718)     (1,412,170)      (116,218)    (1,046,947)      (159,201)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions             482,713     (21,022,633)    (1,777,362)    (6,879,074)     5,886,713
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             9,863,795     110,229,274      6,233,065     38,834,922     19,576,016
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 10,714,199   $  91,940,239   $  4,536,573   $ 32,343,147   $ 28,518,141
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                      9,502,035      24,789,129      2,413,496      7,629,857     15,613,695
Certificate purchase payments                                 335,511         198,028         68,566         87,888        372,798
Net transfers(1)                                            1,654,171        (967,275)      (128,092)      (106,915)     7,126,632
Transfers for policy loans                                     19,995          33,445          7,851          9,245         17,546
Certificate charges                                            (5,824)        (17,990)        (1,549)        (4,885)       (11,657)
Certificate terminations:
   Surrender benefits                                      (1,429,211)     (3,649,016)      (603,333)    (1,129,813)    (2,738,949)
   Death benefits                                             (88,886)       (337,953)       (45,650)      (205,989)      (123,764)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            9,987,791      20,048,368      1,711,289      6,279,388     20,256,301
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


8 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                              RVS VP        RVS VP         RVS VP         RVS VP         RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                        GLOBAL BOND       GRO       HI YIELD BOND    INTL OPP      LG CAP EQ
OPERATIONS

Investment income (loss) -- net                             $   176,123   $   (15,532)  $    740,976   $    162,274   $     77,004
Net realized gain (loss) on sales of investments                 40,392        31,498       (515,797)    (1,564,949)    (3,275,306)
Distributions from capital gains                                 24,667            --             --             --             --
Net change in unrealized appreciation or depreciation
  of investments                                               (591,317)      204,517        164,608      6,303,030      6,661,763
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   (350,135)      220,483        389,787      4,900,355      3,463,461
==================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                    61,900        75,597        178,988        688,966        860,661
Net transfers(1)                                                927,328     2,905,755       (271,109)     1,587,698     (4,949,851)
Transfers for policy loans                                        2,664         2,765          9,568        108,196        185,516
Adjustments to net assets allocated to certificates in
  payout period                                                  (6,857)       (3,284)       (21,920)       (43,651)       (57,639)
Certificate charges                                              (2,993)       (1,630)        (7,839)       (32,997)       (65,920)
Certificate terminations:
   Surrender benefits                                          (840,614)     (258,256)    (2,245,044)    (6,536,449)   (12,130,781)
   Death benefits                                               (16,256)           --       (155,164)      (304,096)      (955,525)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions               125,172     2,720,947     (2,512,520)    (4,532,333)   (17,113,539)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               5,747,693     1,537,010     14,451,177     41,868,391     80,985,776
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $ 5,522,730   $ 4,478,440   $ 12,328,444   $ 42,236,413   $ 67,335,698
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                        3,575,719     2,023,162     10,286,007     26,380,196     13,631,908
Certificate purchase payments                                    40,357        97,022        128,470        432,922        144,985
Net transfers(1)                                                592,149     3,703,006       (192,547)       975,576       (834,923)
Transfers for policy loans                                        1,743         4,604          6,882         73,938         31,770
Certificate charges                                              (1,953)       (2,097)        (5,611)       (20,654)       (11,160)
Certificate terminations:
   Surrender benefits                                          (548,255)     (329,977)    (1,601,484)    (4,042,965)    (2,030,543)
   Death benefits                                               (10,720)           --       (110,349)      (208,443)      (161,708)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              3,649,040     5,495,720      8,511,368     23,590,570     10,770,329
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                SEGREGATED
                                                                                                                  ASSET
                                                                                                               SUBACCOUNTS
                                                                                                       ----------------------------
                                                                                                          RVS VP        WF ADV VT
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                                                   MID CAP GRO     SM CAP GRO
OPERATIONS

Investment income (loss) -- net                                                                        $    (88,424)   $   (73,906)
Net realized gain (loss) on sales of investments                                                            320,411        206,382
Distributions from capital gains                                                                            482,675             --
Net change in unrealized appreciation or depreciation of investments                                         75,568        283,595
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                             790,230        416,071
==================================================================================================================================

CERTIFICATE TRANSACTIONS

Certificate purchase payments                                                                               192,086        162,489
Net transfers(1)                                                                                            784,456        940,201
Transfers for policy loans                                                                                    7,636         32,110
Adjustments to net assets allocated to certificates in payout period                                         (4,692)        (8,579)
Certificate charges                                                                                          (5,078)        (4,330)
Certificate terminations:
   Surrender benefits                                                                                    (1,438,414)      (943,636)
----------------------------------------------------------------------------------------------------------------------------------
   Death benefits                                                                                           (36,991)       (52,602)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from certificate transactions                                                          (500,997)       125,653
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                           8,862,509      7,213,066
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                              $  9,151,742    $ 7,754,790
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                                    7,975,456      7,847,814
Certificate purchase payments                                                                               173,538        183,792
Net transfers(1)                                                                                            711,007      1,073,228
Transfers for policy loans                                                                                    7,517         37,302
Certificate charges                                                                                          (4,577)        (4,884)
Certificate terminations:
   Surrender benefits                                                                                    (1,264,465)      (988,014)
----------------------------------------------------------------------------------------------------------------------------------
   Death benefits                                                                                           (43,330)      (116,670)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                                          7,555,146      8,032,568
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


10 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

On Dec. 31, 2006, American Centurion Life Assurance Company merged into its affiliate, IDS Life Insurance Company of New York (IDS Life of New York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the benefits under your certificate.

RiverSource of New York Account 4 (previously IDS Life of New York Accounts 4, 5, 6, 9, 10, 12, 13, 15, 16, 17, 18 and 19) (the Account) was established under New York law as a segregated asset account of RiverSource Life of NY. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for RiverSource(R) Employee Benefit Annuity (previously IDS Life of New York Employee Benefit Annuity) issued by RiverSource Life of NY.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                          FUND
-------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B              AllianceBernstein VPS Growth and Income Portfolio (Class B)
RVS VP Bal                          RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                    RiverSource(R) Variable Portfolio - Cash Management Fund
RVS VP Div Bond                     RiverSource(R) Variable Portfolio - Diversified Bond Fund
RVS VP Div Eq Inc                   RiverSource(R) Variable Portfolio - Diversified Equity Income Fund
RVS VP Global Bond                  RiverSource(R) Variable Portfolio - Global Bond Fund
RVS VP Gro                          RiverSource(R) Variable Portfolio - Growth Fund
RVS VP Hi Yield Bond                RiverSource(R) Variable Portfolio - High Yield Bond Fund
RVS VP Intl Opp                     RiverSource(R) Variable Portfolio - International Opportunity Fund
RVS VP Lg Cap Eq                    RiverSource(R) Variable Portfolio - Large Cap Equity Fund(1)
RVS VP Mid Cap Gro                  RiverSource(R) Variable Portfolio - Mid Cap Growth Fund(2)
WF Adv VT Sm Cap Gro                Wells Fargo Advantage VT Small Cap Growth Fund
-------------------------------------------------------------------------------------------------------

(1)  RiverSource(R) Variable Portfolio - New Dimensions Fund(R) merged into
     RiverSource(R) Variable Portfolio - Large Cap Equity Fund on March 17,
     2006.

(2)  RiverSource(R) Variable Portfolio - Strategy Aggressive Fund merged into
     RiverSource(R) Variable Portfolio - Mid Cap Growth Fund on March 17,
     2006.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contracts and related certificates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 11

FEDERAL INCOME TAXES

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the certificate owners and annuitants will not affect the Account. RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each subaccount.

4. CERTIFICATE CHARGES

RiverSource Life of NY deducts a certificate administrative charge of $20 to $30 per year depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying certificate value.

5. SURRENDER CHARGES

RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Charges by RiverSource Life of NY for surrenders are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY.

6. RELATED PARTY TRANSACTIONS

Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the following RiverSource(R) Variable Portfolio Funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                     CURRENT PERCENTAGE      PERCENTAGE RANGE
FUND                                                                       RANGE          PRIOR TO MARCH 1, 2006
----------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                     0.530% to 0.350%       0.630% to 0.550%
RiverSource(R) Variable Portfolio - Cash Management Fund              0.330% to 0.150%       0.510% to 0.440%
RiverSource(R) Variable Portfolio - Diversified Bond Fund             0.480% to 0.290%       0.610% to 0.535%
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund    0.600% to 0.375%       0.560% to 0.470%
RiverSource(R) Variable Portfolio - Global Bond Fund                  0.720% to 0.520%       0.840% to 0.780%
RiverSource(R) Variable Portfolio - Growth Fund                       0.600% to 0.375%       0.630% to 0.570%
RiverSource(R) Variable Portfolio - High Yield Bond Fund              0.590% to 0.360%       0.620% to 0.545%
RiverSource(R) Variable Portfolio - International Opportunity Fund    0.800% to 0.570%       0.870% to 0.795%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund             0.600% to 0.375%       0.630% to 0.570%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               0.700% to 0.475%       0.650% to 0.560%
----------------------------------------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RiverSource(R) Variable Portfolio -Balanced Fund and is 0.12% for the following Funds:

RiverSource(R) Variable Portfolio - Diversified Equity Income Fund RiverSource(R) Variable Portfolio - Growth Fund
RiverSource(R) Variable Portfolio - International Opportunity Fund RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund


12 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

Effective March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under this agreement for all RiverSource(R) Variable Portfolio Funds is an annual rate of 0.06% of average daily net assets. Previously these transfer agent fees were included in the Investment Management Services Agreement. Although the management fee schedules vary by each Fund, this change decreases the management fee rate between 0.03% and 0.15% of average daily net assets.

Effective Jan. 1, 2007, the Funds have an agreement with RiverSource Distributors, Inc. for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays RiverSource Distributors, Inc. a fee at an annual rate of up to 0.125% of each Fund's average daily net assets. Prior to Jan. 1, 2007, the Funds had an agreement with RiverSource Life Insurance Company (RiverSource Life) for distribution services, and under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid RiverSource Life a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

The following RiverSource(R) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                     CURRENT PERCENTAGE      PERCENTAGE RANGE
FUND                                                                       RANGE          PRIOR TO OCT. 1, 2005
----------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                     0.060% to 0.030%       0.040% to 0.020%
RiverSource(R) Variable Portfolio - Cash Management Fund              0.060% to 0.030%       0.030% to 0.020%
RiverSource(R) Variable Portfolio - Diversified Bond Fund             0.070% to 0.040%       0.050% to 0.025%
RiverSource(R) Variable Portfolio - Diversified Equity Income Fund    0.060% to 0.030%       0.040% to 0.020%
RiverSource(R) Variable Portfolio - Global Bond Fund                  0.080% to 0.050%       0.060% to 0.040%
RiverSource(R) Variable Portfolio - Growth Fund                       0.060% to 0.030%       0.050% to 0.030%
RiverSource(R) Variable Portfolio - High Yield Bond Fund              0.070% to 0.040%       0.050% to 0.025%
RiverSource(R) Variable Portfolio - International Opportunity Fund    0.080% to 0.050%       0.060% to 0.035%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund             0.060% to 0.030%       0.050% to 0.030%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               0.060% to 0.030%       0.060% to 0.030%
----------------------------------------------------------------------------------------------------------------

The RiverSource(R) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life of NY.

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2006 were as follows:

SUBACCOUNT               FUND                                                                  PURCHASES
---------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B   AllianceBernstein VPS Growth and Income Portfolio (Class B)          $ 1,162,783
RVS VP Bal               RiverSource(R) Variable Portfolio - Balanced Fund                      6,790,755
RVS VP Cash Mgmt         RiverSource(R) Variable Portfolio - Cash Management Fund               3,992,897
RVS VP Div Bond          RiverSource(R) Variable Portfolio - Diversified Bond Fund              1,940,588
RVS VP Div Eq Inc        RiverSource(R) Variable Portfolio - Diversified Equity Income Fund     5,033,891
RVS VP Global Bond       RiverSource(R) Variable Portfolio - Global Bond Fund                     477,710
RVS VP Gro               RiverSource(R) Variable Portfolio - Growth Fund                        1,372,433
RVS VP Hi Yield Bond     RiverSource(R) Variable Portfolio - High Yield Bond Fund               1,228,668
RVS VP Intl Opp          RiverSource(R) Variable Portfolio - International Opportunity Fund     1,546,857
RVS VP Lg Cap Eq         RiverSource(R) Variable Portfolio - Large Cap Equity Fund             43,682,189
RVS VP Mid Cap Gro       RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               33,307,037
WF Adv VT Sm Cap Gro     Wells Fargo Advantage VT Small Cap Growth Fund                           831,461
---------------------------------------------------------------------------------------------------------


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 13

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.

                                           AB VPS
                                         GRO & INC,       RVS VP         RVS VP         RVS VP        RVS VP         RVS VP
                                            CL B            BAL        CASH MGMT       DIV BOND     DIV EQ INC     GLOBAL BOND
                                      ----------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2002                         $    0.71      $    3.38       $    2.53      $    4.72     $    0.76      $    1.30
At Dec. 31, 2003                         $    0.93      $    4.02       $    2.51      $    4.88     $    1.06      $    1.46
At Dec. 31, 2004                         $    1.02      $    4.37       $    2.51      $    5.05     $    1.25      $    1.59
At Dec. 31, 2005                         $    1.06      $    4.49       $    2.55      $    5.11     $    1.40      $    1.49
At Dec. 31, 2006                         $    1.23      $    5.09       $    2.64      $    5.28     $    1.66      $    1.58
-----------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2002                             7,308         34,687           5,438         12,733         9,189          4,993
At Dec. 31, 2003                             8,171         29,626           3,253          9,811        10,316          3,982
At Dec. 31, 2004                             9,502         24,789           2,413          7,630        15,614          3,576
At Dec. 31, 2005                             9,988         20,048           1,711          6,279        20,256          3,649
At Dec. 31, 2006                             7,659         15,354           2,181          4,820        18,101          2,403
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2002                         $   5,297      $ 118,949       $  13,843      $  60,437     $   7,023      $   6,551
At Dec. 31, 2003                         $   7,733      $ 121,223       $   8,266      $  48,225     $  11,099      $   5,875
At Dec. 31, 2004                         $   9,864      $ 110,229       $   6,233      $  38,835     $  19,576      $   5,748
At Dec. 31, 2005                         $  10,714      $  91,940       $   4,537      $  32,343     $  28,518      $   5,523
At Dec. 31, 2006                         $   9,531      $  80,033       $   5,925      $  25,700     $  30,208      $   3,862
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2002              0.56%          2.56%           1.16%          5.07%         1.62%          4.82%
For the year ended Dec. 31, 2003              0.84%          2.25%           0.52%          3.61%         1.63%          7.21%
For the year ended Dec. 31, 2004              0.74%          2.27%           0.72%          3.81%         1.63%          4.08%
For the year ended Dec. 31, 2005              1.26%          2.57%           2.53%          3.71%         1.59%          4.09%
For the year ended Dec. 31, 2006              1.17%          2.46%           4.41%          4.35%         1.39%          3.28%
-----------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2002              1.00%          1.00%           1.00%          1.00%         1.00%          1.00%
For the year ended Dec. 31, 2003              1.00%          1.00%           1.00%          1.00%         1.00%          1.00%
For the year ended Dec. 31, 2004              1.00%          1.00%           1.00%          1.00%         1.00%          1.00%
For the year ended Dec. 31, 2005              1.00%          1.00%           1.00%          1.00%         1.00%          1.00%
For the year ended Dec. 31, 2006              1.00%          1.00%           1.00%          1.00%         1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2002            (22.83%)       (13.78%)          0.40%          4.42%       (20.00%)        14.04%
For the year ended Dec. 31, 2003             30.99%         18.93%          (0.79%)         3.39%        39.47%         12.31%
For the year ended Dec. 31, 2004             10.11%          8.51%          (0.26%)         3.45%        17.03%          8.93%
For the year ended Dec. 31, 2005              3.56%          2.89%           1.59%          1.11%        12.38%         (5.94%)
For the year ended Dec. 31, 2006             15.82%         13.25%           3.45%          3.38%        18.56%          5.67%
-----------------------------------------------------------------------------------------------------------------------------


14 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

                                          RVS VP         RVS VP          RVS VP         RVS VP         RVS VP        WF ADV VT
                                           GRO        HI YIELD BOND     INTL OPP      LG CAP EQ      MID CAP GRO    SM CAP GRO
                                      ----------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2002                        $    0.59      $    1.01       $    1.07      $    4.40       $    0.84      $    0.57
At Dec. 31, 2003                        $    0.71      $    1.26       $    1.35      $    5.62       $    1.02      $    0.81
At Dec. 31, 2004                        $    0.76      $    1.39       $    1.57      $    5.90       $    1.10      $    0.91
At Dec. 31, 2005                        $    0.81      $    1.43       $    1.77      $    6.20       $    1.20      $    0.96
At Dec. 31, 2006                        $    0.90      $    1.57       $    2.18      $    7.07       $    1.19      $    1.17
------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2002                              823         11,031          33,577         18,385           5,143          4,352
At Dec. 31, 2003                            1,844         11,318          28,525         15,977           7,166          6,807
At Dec. 31, 2004                            2,023         10,286          26,380         13,632           7,975          7,848
At Dec. 31, 2005                            5,496          8,511          23,591         10,770           7,555          8,033
At Dec. 31, 2006                            5,429          6,059          19,590         13,116          25,789          6,329
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2002                        $     483      $  11,360       $  36,141      $  81,362       $   4,334      $   2,549
At Dec. 31, 2003                        $   1,306      $  14,419       $  38,960      $  90,499       $   7,382      $   5,572
At Dec. 31, 2004                        $   1,537      $  14,451       $  41,868      $  80,986       $   8,863      $   7,213
At Dec. 31, 2005                        $   4,478      $  12,328       $  42,236      $  67,336       $   9,152      $   7,755
At Dec. 31, 2006                        $   4,865      $   9,663       $  43,137      $  94,354       $  31,100      $   7,435
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2002             0.14%          7.84%           0.96%          0.52%             --             --
For the year ended Dec. 31, 2003             0.21%          7.71%           0.91%          0.62%             --             --
For the year ended Dec. 31, 2004             0.32%          7.02%           1.11%          0.89%             --             --
For the year ended Dec. 31, 2005             0.41%          6.47%           1.40%          1.10%             --             --
For the year ended Dec. 31, 2006             0.89%          7.37%           1.90%          1.18%           0.25%            --
------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2002             1.00%          1.00%           1.00%          1.00%           1.00%          1.00%
For the year ended Dec. 31, 2003             1.00%          1.00%           1.00%          1.00%           1.00%          1.00%
For the year ended Dec. 31, 2004             1.00%          1.00%           1.00%          1.00%           1.00%          1.00%
For the year ended Dec. 31, 2005             1.00%          1.00%           1.00%          1.00%           1.00%          1.00%
For the year ended Dec. 31, 2006             1.00%          1.00%           1.00%          1.00%           1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2002           (26.25%)        (8.18%)        (18.94%)       (22.67%)        (15.15%)       (39.36%)
For the year ended Dec. 31, 2003            20.34%         24.75%          26.17%         27.73%          21.43%         42.11%
For the year ended Dec. 31, 2004             7.35%         10.29%          16.24%          4.83%           8.02%         12.64%
For the year ended Dec. 31, 2005             7.53%          2.99%          12.73%          5.12%           9.03%          5.19%
For the year ended Dec. 31, 2006             9.98%          9.72%          22.94%         14.14%          (1.06%)        21.54%
------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized certificate expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 15

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                2006      2005      2004      2003      2002
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.06   $  1.02   $  0.93   $  0.71   $  0.92
Accumulation unit value at end of period                                         $  1.23   $  1.06   $  1.02   $  0.93   $  0.71
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   7,659     9,988     9,502     8,171     7,308
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (4/30/1986)
Accumulation unit value at beginning of period                                   $  4.49   $  4.37   $  4.02   $  3.38   $  3.92
Accumulation unit value at end of period                                         $  5.09   $  4.49   $  4.37   $  4.02   $  3.38
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  15,354    20,048    24,789    29,626    34,687
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/25/1982)
Accumulation unit value at beginning of period                                   $  2.55   $  2.51   $  2.51   $  2.53   $  2.52
Accumulation unit value at end of period                                         $  2.64   $  2.55   $  2.51   $  2.51   $  2.53
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   2,181     1,711     2,413     3,253     5,438
*     The 7-day simple and compound yields for RiverSource(R) Variable
      Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.45% and 3.51%, respectively
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/25/1982)
Accumulation unit value at beginning of period                                   $  5.11   $  5.05   $  4.88   $  4.72   $  4.52
Accumulation unit value at end of period                                         $  5.28   $  5.11   $  5.05   $  4.88   $  4.72
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   4,820     6,279     7,630     9,811    12,733
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.40   $  1.25   $  1.06   $  0.76   $  0.95
Accumulation unit value at end of period                                         $  1.66   $  1.40   $  1.25   $  1.06   $  0.76
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  18,101    20,256    15,614    10,316     9,189
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                   $  1.49   $  1.59   $  1.46   $  1.30   $  1.14
Accumulation unit value at end of period                                         $  1.58   $  1.49   $  1.59   $  1.46   $  1.30
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   2,403     3,649     3,576     3,982     4,993
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  0.81   $  0.76   $  0.71   $  0.59   $  0.80
Accumulation unit value at end of period                                         $  0.90   $  0.81   $  0.76   $  0.71   $  0.59
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   5,429     5,496     2,023     1,844       823
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                   $  1.43   $  1.39   $  1.26   $  1.01   $  1.10
Accumulation unit value at end of period                                         $  1.57   $  1.43   $  1.39   $  1.26   $  1.01
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   6,059     8,511    10,286    11,318    11,031
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (1/13/1992)
Accumulation unit value at beginning of period                                   $  1.77   $  1.57   $  1.35   $  1.07   $  1.32
Accumulation unit value at end of period                                         $  2.18   $  1.77   $  1.57   $  1.35   $  1.07
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  19,590    23,591    26,380    28,525    33,577
--------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                2001      2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.00        --        --        --        --
Accumulation unit value at end of period                                         $  0.92        --        --        --        --
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   4,394        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (4/30/1986)
Accumulation unit value at beginning of period                                   $  4.43   $  4.58   $  4.03   $  3.51   $  2.96
Accumulation unit value at end of period                                         $  3.92   $  4.43   $  4.58   $  4.03   $  3.51
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  44,073    50,700    59,965    67,428    73,557
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/25/1982)
Accumulation unit value at beginning of period                                   $  2.46   $  2.34   $  2.26   $  2.17   $  2.07
Accumulation unit value at end of period                                         $  2.52   $  2.46   $  2.34   $  2.26   $  2.17
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   6,508     4,607     5,999     6,515     4,651
*     The 7-day simple and compound yields for RiverSource(R) Variable
      Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.45% and 3.51%, respectively
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/25/1982)
Accumulation unit value at beginning of period                                   $  4.24   $  4.06   $  4.03   $  4.01   $  3.73
Accumulation unit value at end of period                                         $  4.52   $  4.24   $  4.06   $  4.03   $  4.01
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  13,011    13,342    16,987    20,262    21,882
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.00        --        --        --        --
Accumulation unit value at end of period                                         $  0.95        --        --        --        --
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   4,963        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                   $  1.14   $  1.12   $  1.18   $  1.10   $  1.07
Accumulation unit value at end of period                                         $  1.14   $  1.14   $  1.12   $  1.18   $  1.10
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   4,016     4,548     5,735     6,220     5,578
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.00        --        --        --        --
Accumulation unit value at end of period                                         $  0.80        --        --        --        --
Number of accumulation units outstanding
  at end of period (000 omitted)                                                      95        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                   $  1.05   $  1.17   $  1.12   $  1.18   $  1.05
Accumulation unit value at end of period                                         $  1.10   $  1.05   $  1.17   $  1.12   $  1.18
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  13,221    14,688    17,003    17,820    12,894
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (1/13/1992)
Accumulation unit value at beginning of period                                   $  1.87   $  2.51   $  1.74   $  1.52   $  1.50
Accumulation unit value at end of period                                         $  1.32   $  1.87   $  2.51   $  1.74   $  1.52
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  44,105    53,666    59,132    67,198    75,831
--------------------------------------------------------------------------------------------------------------------------------


16 RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                2006      2005      2004      2003      2002
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/25/1982)
Accumulation unit value at beginning of period                                   $  6.20   $  5.90   $  5.62   $  4.40   $  5.69
Accumulation unit value at end of period                                         $  7.07   $  6.20   $  5.90   $  5.62   $  4.40
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  13,116    10,770    13,632    15,977    18,385
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.20   $  1.10   $  1.02   $  0.84   $  0.99
Accumulation unit value at end of period                                         $  1.19   $  1.20   $  1.10   $  1.02   $  0.84
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  25,789     7,555     7,975     7,166     5,143
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  0.96   $  0.91   $  0.81   $  0.57   $  0.94
Accumulation unit value at end of period                                         $  1.17   $  0.96   $  0.91   $  0.81   $  0.57
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   6,329     8,033     7,848     6,807     4,352
--------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                2001      2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/25/1982)
Accumulation unit value at beginning of period                                   $  7.02   $  8.60   $  7.02   $  5.71   $  4.64
Accumulation unit value at end of period                                         $  5.69   $  7.02   $  8.60   $  7.02   $  5.71
Number of accumulation units outstanding
  at end of period (000 omitted)                                                  24,285    28,855    33,850    37,947    41,666
--------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.00        --        --        --        --
Accumulation unit value at end of period                                         $  0.99        --        --        --        --
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   1,646        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   $  1.00        --        --        --        --
Accumulation unit value at end of period                                         $  0.94        --        --        --        --
Number of accumulation units outstanding
  at end of period (000 omitted)                                                   1,279        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE EMPLOYEE BENEFIT ANNUITY - 2006 ANNUAL REPORT 17

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying Balance Sheets of RiverSource Life Insurance Co. of New York (a wholly-owned subsidiary of RiverSource Life Insurance Company) as of December 31, 2006 and 2005, and the related Statements of Income, Cash Flows and Shareholder's Equity for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young, LLP

Minneapolis, Minnesota
April 24, 2007

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)

DECEMBER 31,                                             2006           2005

ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost:
      2006, $1,787,111; 2005, $1,881,899)             $1,766,763     $1,882,456
   Commercial mortgage loans on real estate, at
      cost (less allowance for loan losses:
      2006, $2,718; 2005, $3,218)                        255,110        244,760
Policy loans                                              33,573         31,274
Trading securities and other investments                      95             48
-------------------------------------------------------------------------------
      Total investments                                2,055,541      2,158,538

Cash and cash equivalents                                 26,960         52,130
Reinsurance recoverables                                  47,120         38,675
Amounts due from brokers                                      95             70
Other accounts receivable                                  5,265          3,673
Accrued investment income                                 22,876         23,479
Deferred acquisition costs                               241,568        230,270
Deferred sales inducement costs                           15,658         11,554
Other assets                                               7,365          5,744
Separate account assets                                2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total assets                                    $5,042,128     $4,553,056
===============================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                $1,909,109     $2,023,521
Policy claims and other policyholders' funds               8,226          5,097
Deferred income taxes, net                                17,116         18,191
Other liabilities                                         19,007         18,285
Separate account liabilities                           2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total liabilities                                4,573,138      4,094,017
-------------------------------------------------------------------------------

Shareholder's equity:
   Common stock, $10 par value; 200,000 shares
      authorized, issued and outstanding                   2,000          2,000
   Additional paid-in capital                            106,617        106,600
   Retained earnings                                     371,644        350,654
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities losses                   (11,271)          (215)
-------------------------------------------------------------------------------
      Total shareholder's equity                         468,990        459,039
-------------------------------------------------------------------------------
      Total liabilities and shareholder's equity      $5,042,128     $4,553,056
===============================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

REVENUES
Premiums:
   Traditional life insurance                             $ 4,321        $ 4,398       $ 4,073
   Disability income and long term care insurance          18,493         17,696        17,643
----------------------------------------------------------------------------------------------
      Total premiums                                       22,814         22,094        21,716
Net investment income                                     119,142        123,038       119,800
Contractholder and policyholder charges                    36,734         33,425        32,182
Mortality and expense risk and other fees                  31,173         24,415        21,277
Net realized gain on investments                            3,936          9,192           849
----------------------------------------------------------------------------------------------
      Total revenues                                      213,799        212,164       195,824
----------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                               2,006          2,845         2,693
   Investment contracts and universal life-type insurance  13,203          9,517        11,981
   Disability income and long term care insurance           5,416          6,010         5,264
Increase (decrease) in liabilities for future policy
  benefits:
   Traditional life insurance                                (522)          (404)         (556)
   Disability income and long term care insurance           5,683          8,064         8,897
Interest credited to account values                        67,142         71,518        68,480
Amortization of deferred acquisition costs                 24,259         19,050        13,705
Separation costs                                            2,756          3,915            --
Other insurance and operating expenses                     24,909         25,636        19,970
----------------------------------------------------------------------------------------------
      Total benefits and expenses                         144,852        146,151       130,434
----------------------------------------------------------------------------------------------
Income before income tax provision and accounting change   68,947         66,013        65,390
Income tax provision                                       22,957         21,803        21,404
----------------------------------------------------------------------------------------------
Income before accounting change                            45,990         44,210        43,986
Cumulative effect of accounting change, net of tax             --             --         2,748
----------------------------------------------------------------------------------------------
      Net income                                          $45,990        $44,210       $41,238
==============================================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                $45,990        $44,210       $41,238
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Cumulative effect of accounting change, net of tax          --             --         2,748
   Amortization of deferred acquisition costs              24,259         19,050        13,705
   Amortization of deferred sales inducement costs          2,196          1,383         1,269
   Capitalization of deferred acquisition costs           (32,713)       (33,519)      (27,754)
   Capitalization of deferred sales inducement costs       (6,073)        (3,960)       (2,562)
   Amortization of premium, net                             4,380          3,867         4,105
   Deferred income taxes                                    4,892         14,182         4,079
   Contractholder and policyholder charges, non-cash      (13,937)       (14,565)      (14,266)
   Net realized investment gain                            (3,936)        (9,192)         (849)
   Net realized gain on trading securities                    (11)            (2)           (2)
Change in operating assets and liabilities:
   Trading securities, net                                    (36)            58           (87)
   Future policy benefits for traditional life,
      disability income and long term care insurance       10,813         12,448        13,862
   Policy claims and other policyholders' funds             3,129           (484)          519
   Policy loans, excluding universal life-type insurance:
      Repayment                                             2,206          2,266         2,494
      Issuance                                             (2,421)        (2,792)       (2,554)
   Reinsurance recoverables                                (8,445)        (5,449)       (6,922)
   Other accounts receivable                               (1,592)          (741)         (731)
   Accrued investment income                                  603            880        (1,380)
   Other assets and liabilities, net                      (11,390)          (298)          338
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  17,914         27,342        27,250
----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Proceeds from sales                                    131,061        247,160       118,570
   Maturities, sinking fund payments and calls             92,911        227,088       180,899
   Purchases                                             (129,842)      (459,107)     (410,650)
Other investments, excluding policy loans:
   Proceeds from sales, maturities, sinking fund
      payments and calls                                   28,865         20,377        33,387
   Purchases                                              (39,000)       (27,639)      (50,945)
Change in amounts due to and from brokers, net                (25)           (53)        2,140
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES        83,970          7,826      (126,599)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal
   life-type insurance:
   Considerations received                                 87,532        111,090       184,527
   Interest credited to account values                     67,142         71,518        68,480
   Surrenders and other benefits                         (254,644)      (178,462)     (136,935)
Policy loans:
   Repayment                                                5,035          5,030         4,735
   Issuance                                                (7,119)        (5,228)       (5,585)
Cash dividends to RiverSource Life Insurance Company      (25,000)       (22,500)      (21,500)
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      (127,054)       (18,552)       93,722
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (25,170)        16,616        (5,627)
Cash and cash equivalents at beginning of year             52,130         35,514        41,141
----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                  $26,960        $52,130       $35,514
==============================================================================================

Supplemental disclosures:
   Income taxes paid                                      $11,946        $14,347       $16,241
   Interest paid on borrowings                                247              8            --

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2006
(IN THOUSANDS)

                                                                        ADDITIONAL               ACCUMULATED OTHER
                                                             COMMON      PAID-IN       RETAINED    COMPREHENSIVE
                                                             STOCK       CAPITAL       EARNINGS    INCOME/(LOSS)     TOTAL
----------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2003                                $2,000      $106,600      $309,206       $ 41,695      $459,501
Comprehensive income:
   Net income                                                    --            --        41,238             --        41,238
   Change in unrealized holding losses on securities, net        --            --            --         (2,487)       (2,487)
                                                                                                                    --------
Total comprehensive income                                                                                            38,751
Cash dividends to RiverSource Life Insurance Company             --            --       (21,500)            --       (21,500)
----------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2004                                $2,000      $106,600      $328,944       $ 39,208      $476,752
Comprehensive income:
   Net income                                                    --            --        44,210             --        44,210
   Change in unrealized holding losses on securities, net        --            --            --        (39,423)      (39,423)
                                                                                                                    --------
Total comprehensive income                                                                                             4,787
Cash dividends to RiverSource Life Insurance Company             --            --       (22,500)            --       (22,500)
----------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                                $2,000      $106,600      $350,654       $   (215)     $459,039
Comprehensive income:
   Net income                                                    --            --        45,990             --        45,990
   Change in unrealized holding losses on securities, net        --            --            --        (11,056)      (11,056)
                                                                                                                    --------
Total comprehensive income                                                                                            34,934
Tax affect of share-based incentive employee compensation        --            17            --             --            17
Cash dividends to RiverSource Life Insurance Company             --            --       (25,000)            --       (25,000)
----------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2006                                $2,000      $106,617      $371,644       $(11,271)     $468,990
============================================================================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"), formerly known as IDS Life Insurance Company of New York ("IDS Life of New York"), is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

On December 31, 2006, American Centurion Life Assurance Company ("American Centurion Life") merged with and into IDS Life of New York. As a result of the merger, American Centurion Life ceased to exist. Prior to the merger, American Centurion Life was a wholly-owned operating subsidiary of IDS Life Insurance Company. Immediately following the merger, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York.

There was no material effect on the financial condition and results of operations for RiverSource Life of NY as a result of the merger.

Ameriprise Financial was formerly a wholly-owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Ameriprise Financial has incurred $654 million of pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to incur a total of approximately $875 million. RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. RiverSource Life of NY has been allocated $6.7 million in total pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to be allocated a portion of the remaining separation costs in 2007. RiverSource Life, RiverSource Life of NY's parent, received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its financial strength ratings and to cover separation costs.

RiverSource Life of NY's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. RiverSource Life of NY issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income insurance. (RiverSource Life of NY discontinued underwriting new long term care ("LTC") policies as of December 31, 2002). Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (RiverSource Life of NY's primary regulator) as reconciled in Note 14. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments, income taxes and recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. RiverSource Life of NY also considers the extent to which amortized cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.

Commercial Mortgage Loans on Real Estate, Net
Commercial mortgage loans on real estate, net, reflect principal amounts outstanding less allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments
Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
RiverSource Life of NY has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life of NY reinsures a portion of the risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. To minimize exposure to significant losses from reinsurer insolvencies, RiverSource Life of NY evaluates the financial condition of its reinsurers prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life of NY remains primarily liable as the direct insurer on all risks reinsured.

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Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. RiverSource Life of NY began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. The maximum amount of life insurance risk retained by RiverSource Life of NY is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, RiverSource Life of NY retained 50% of the risk and the remaining 50% of the risk was ceded on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life of NY's long term care liabilities was $35.3 million at December 31, 2006, while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Starting in 2002, risk on most term life policies is reinsured on a coinsurance basis.

RiverSource Life of NY retains all risk for new claims on disability income ("DI") contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. RiverSource Life of NY also retains all accidental death benefit and almost all waiver of premium risk.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customers' accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts containing guaranteed minimum income benefit ("GMIB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") provisions.

In determining the liabilities for variable annuity death benefits and GMIB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

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If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMWB and GMAB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2006, depending on year of issue, with an average rate of approximately 5.9%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims range from 3.0% to 8.0% at December 31, 2006, with an average rate of 5.0%. Interest rates used with LTC claims range from 4.0% to 7.0% at December 31, 2006, with an average rate of 4.4%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life range from 4.0% to 10.0% at December 31, 2006, depending on policy form, issue year and policy duration. Anticipated interest rates for DI are 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC are currently 5.4% at December 31, 2006 grading up to 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life of NY issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life of NY's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are net of reinsurance ceded and are recognized as revenue when due.

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Net Investment Income
Net investment income primarily includes interest income earned on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges
Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees
Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. RiverSource Life of NY's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Death and Other Benefits
Death and other benefits expenses consist of amounts paid under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. Death and other benefits expenses also include amortization of DSIC.

Interest Credited to Account Values
Interest credited to account values represents amounts earned on fixed account values associated with fixed and variable universal life and annuity contracts in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs deferred as DAC associated with the sale of annuity and insurance products are amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

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The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life of NY reassesses the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimates will typically be less than in a period when growth rates fall short of near-term estimates.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation.

Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory expenses.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ending December 31, 2005. Additionally, RiverSource Life of NY's taxable income will be included with RiverSource Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution. Therefore, RiverSource Life was also required to file a separate short period consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of RiverSource Life that RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or receive from various taxing jurisdictions in connection with its operations. Inherent in the provision for income taxes are estimates and judgment regarding the tax treatment of certain offsets and credits.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided that the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 which will require retrospective application of SFAS 157. The transition adjustment, if any, will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life of NY is currently evaluating the impact of SFAS 157 on its financial condition and results of operations.

In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, "Materiality," regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. The effect of adopting SAB 108 on RiverSource Life of NY's financial condition and results of operations was insignificant.

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In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life of NY's financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life of NY adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on its financial condition and results of operations is not expected to be significant.

Effective January 1, 2006, RiverSource Life of NY adopted SFAS No. 154, "Accounting Changes and Error Corrections," ("SFAS 154"). This Statement replaced APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changed the requirements for the accounting for and reporting of a change in accounting principle. The effect of adopting SFAS 154 on RiverSource Life of NY's financial condition and results of operations was insignificant.

Effective January 1, 2006, RiverSource Life of NY adopted FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1 and FAS 124-1"). FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The impact of the adoption of FSP FAS 115-1 and FAS 124-1 on RiverSource Life of NY's financial condition and results of operations was not material.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting by insurance enterprises for DAC associated with any insurance or annuity contract that is internally replaced with another contract or significantly modified. SOP 05-1 is effective for transactions occurring in fiscal years beginning after December 15, 2006. RiverSource Life of NY has accounted for many of these transactions as contract continuations and has continued amortization of existing DAC against revenue from the new or modified contract. In addition, RiverSource Life of NY has not anticipated these transactions in establishing amortization periods or other DAC valuation assumptions. Many of these transactions no longer qualify as continuations under SOP 05-1. Effective with RiverSource Life of NY's adoption of SOP 05-1 as of January 1, 2007, RiverSource Life of NY will account for such transactions as contract terminations which will result in accelerated DAC amortization. As a result of adopting SOP 05-1, RiverSource Life of NY has determined that in the first quarter of 2007 it will record as a cumulative change in accounting principle a pretax reduction to DAC of approximately $14.3 million and an after-tax decrease to retained earnings of approximately $9.3 million. The adoption of SOP 05-1 is also expected to result in an increase in DAC amortization in 2007. The expected increase to amortization expense may vary depending upon future changes in underlying valuation assumptions.

Effective January 1, 2004, RiverSource Life of NY adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on; (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The adoption of SOP 03-1 resulted in a cumulative effect of accounting change that reduced first quarter 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of: (i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($0.2 million); and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual costs

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of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to RiverSource Life of NY's adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits were $2.9 million (of which $1.8 million was part of the adoption charges described previously). RiverSource Life of NY's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids ("TPAs") in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on RiverSource Life of NY's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                          GROSS        GROSS
                                                        AMORTIZED       UNREALIZED   UNREALIZED       FAIR
DECEMBER 31, 2006 (IN THOUSANDS)                          COST            GAINS        LOSSES         VALUE
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Fixed maturities:
Corporate debt securities                              $  928,435        $ 8,511      $(19,032)    $  917,914
Mortgage and other asset-backed securities                590,411          2,875       (10,048)       583,238
Foreign corporate bonds and obligations                   219,178          2,623        (4,782)       217,019
U.S. government and agencies obligations                   35,909             50          (850)        35,109
State and municipal obligations                             6,996             --          (334)         6,662
Foreign government bonds and obligations                    6,182            651           (12)         6,821
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Total fixed maturities                                  1,787,111         14,710       (35,058)     1,766,763
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Total                                                  $1,787,111        $14,710      $(35,058)    $1,766,763
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                                                                          GROSS        GROSS
                                                         AMORTIZED      UNREALIZED   UNREALIZED      FAIR
DECEMBER 31, 2005 (IN THOUSANDS)                           COST           GAINS        LOSSES        VALUE
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Fixed maturities:
Corporate debt securities                              $  970,590        $16,820      $(13,697)    $  973,713
Mortgage and other asset-backed securities                639,123          5,140        (8,837)       635,426
Foreign corporate bonds and obligations                   220,615          5,148        (3,535)       222,228
U.S. government and agencies obligations                   38,362             63          (849)        37,576
State and municipal obligations                             6,996             --          (253)         6,743
Foreign government bonds and obligations                    6,213            566            (9)         6,770
---------------------------------------------------------------------------------------------------------------
Total fixed maturities                                  1,881,899         27,737       (27,180)     1,882,456
---------------------------------------------------------------------------------------------------------------
Total                                                  $1,881,899        $27,737      $(27,180)    $1,882,456
===============================================================================================================

At December 31, 2006 and 2005, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 86% and 87%, respectively, of RiverSource Life of NY's total investments. These securities are rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $64 million and $56 million of securities at December 31, 2006 and 2005, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating, excluding net unrealized appreciation and depreciation, on December 31 is as follows:

RATING                                                       2006           2005
----------------------------------------------------------------------------------
AAA                                                            36%            37%
AA                                                              8              6
A                                                              21             23
BBB                                                            28             26
Below investment grade                                          7              8
----------------------------------------------------------------------------------
   Total                                                      100%           100%
==================================================================================

At December 31, 2006 and 2005, approximately 35% and 37%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $134,822     $1,470      $  527,893     $17,562     $  662,715     $19,032
Mortgage and other asset-backed securities       57,846        402         360,880       9,646        418,726      10,048
Foreign corporate bonds and obligations          19,525        221         118,329       4,561        137,854       4,782
U.S. government and agencies obligations             --         --          34,641         850         34,641         850
State and municipal obligations                      --         --           6,662         334          6,662         334
Foreign government bonds and obligations             --         --             324          12            324          12
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $212,193     $2,093      $1,048,729     $32,965     $1,260,922     $35,058
==========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $458,798    $10,183        $ 78,600      $3,514     $  537,398     $13,697
Mortgage and other asset-backed securities      323,001      5,813          82,553       3,024        405,554       8,837
Foreign corporate bonds and obligations          78,203      2,023          33,623       1,512        111,826       3,535
U.S. government and agencies obligations         37,092        849              --          --         37,092         849
State and municipal obligations                   5,786        208             957          45          6,743         253
Foreign government bonds and obligations            332          9              --          --            332           9
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $903,212    $19,085        $195,733      $8,095     $1,098,945     $27,180
==========================================================================================================================

In evaluating potential other-than-temporary impairments, RiverSource Life of NY considers the extent to which amortized costs exceed fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2006:

(IN THOUSANDS,
EXCEPT NUMBER OF SECURITIES)    LESS THAN 12 MONTHS                    12 MONTHS OR MORE                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                   GROSS                                GROSS                               GROSS
RATIO OF FAIR VALUE TO    NUMBER OF              UNREALIZED  NUMBER OF                UNREALIZED  NUMBER OF               UNREALIZED
AMORTIZED COST           SECURITIES  FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE   LOSSES
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                   93       $212,193     $2,093       289       $  988,749   $27,467       382       $1,200,942   $29,560
90% - 95%                    --             --         --        28           48,076     3,474        28           48,076     3,474
80% - 90%                    --             --         --         6           11,904     2,024         6           11,904     2,024
------------------------------------------------------------------------------------------------------------------------------------
   Total                     93       $212,193     $2,093       323       $1,048,729   $32,965       416       $1,260,922   $35,058
====================================================================================================================================

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities were attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities was also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industry or with any individual security. However, the securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the auto, home building and gaming industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $1.0 million. The securities related to this issuer have a fair value to amortized cost ratio of 95%-100% and have been in an unrealized loss position for more than 12 months. There were no securities with a fair value to amortized cost ratio less than 80% in the portfolio.

RiverSource Life of NY monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. See the Investments section of Note 2 for information regarding RiverSource Life of NY's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, RiverSource Life of NY's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, RiverSource Life of NY has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in other comprehensive loss:

(IN THOUSANDS)                                             2006           2005          2004
----------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $6,014,
   $20,573 and $366, respectively                        $(11,168)      $(38,208)      $   679
Reclassification of realized gains, net of tax of
   $1,303, $3,218 and $737, respectively                   (2,419)        (5,977)       (1,369)
DAC, net of tax of $996, $2,419 and $536, respectively      1,848          4,492          (994)
DSIC, net of tax of $79, $208 and $207, respectively          148            387          (384)
Fixed annuity liabilities, net of tax of $292, $64 and
   $226, respectively                                         535           (117)         (419)
----------------------------------------------------------------------------------------------
Net unrealized securities losses                         $(11,056)      $(39,423)      $(2,487)
==============================================================================================

Available-for-Sale securities by maturity at December 31, 2006 were as follows:

                                                         AMORTIZED        FAIR
(IN THOUSANDS)                                              COST          VALUE
--------------------------------------------------------------------------------
Due within one year                                    $   30,105     $   30,389
Due after one year through five years                     505,831        505,189
Due after five years through 10 years                     598,874        584,824
Due after 10 years                                         61,890         63,123
--------------------------------------------------------------------------------
                                                        1,196,700      1,183,525
Mortgage and other asset-backed securities                590,411        583,238
--------------------------------------------------------------------------------
Total                                                  $1,787,111     $1,766,763
================================================================================

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Sales                                                   $ 131,061      $ 247,160     $ 118,570
Maturities, sinking fund payments and calls             $  92,911      $ 227,088     $ 180,899
Purchases                                               $(129,842)     $(459,107)    $(410,650)

Net realized gains and losses on Available-for-Sale securities, using the specific identification method, are noted in the following table for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Gross realized gains from sales                           $4,208        $11,424       $2,698
Gross realized losses from sales                          $ (487)       $(1,503)      $ (592)
Other-than-temporary impairments                          $   --        $  (724)      $   --

The $0.7 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life of NY sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $2.3 million.

At December 31, 2006 and 2005, bonds carried at $1.3 million, were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS ON REAL ESTATE, NET
The following is a summary of commercial mortgage loans on real estate at December 31:

(IN THOUSANDS)                                                             2006         2005
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate                                $257,828      $247,978
Less: allowance for loan losses                                           (2,718)       (3,218)
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate, net                           $255,110      $244,760
==============================================================================================

Commercial mortgage loans are first mortgages on commercial real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The funding commitments at December 31, 2006 and 2005 approximate fair value.

At December 31, 2006 and 2005, RiverSource Life of NY's recorded investment in impaired commercial mortgage loans on real estate was nil and $2.2 million, respectively, with related allowances for commercial mortgage loan losses of nil and $500 thousand, respectively. During 2006 and 2005, the average recorded investment in impaired commercial mortgage loans on real estate was $495 thousand and $165 thousand, respectively. RiverSource Life of NY recognized nil of interest income related to impaired commercial mortgage loans on real estate for the years ended December 31, 2006, 2005 and 2004, respectively.

The balances of and changes in the allowance for commercial mortgage loan losses were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                      $3,218         $3,218        $2,418
Provision for commercial mortgage loan losses                 --             --           800
Foreclosures, write-offs and loan sales                     (500)            --            --
------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                    $2,718         $3,218        $3,218
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by region at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION         SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Atlantic                                       $ 75,572       $1,150      $ 69,052     $   --
North Central                                    60,911           --        69,583         --
Pacific                                          37,221           --        36,494         --
Mountain                                         43,115        1,500        44,657      1,700
South Central                                    20,595           --        16,292      4,600
New England                                      20,414           --        11,900         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by property type at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE       SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Office buildings                               $ 65,370       $1,150      $ 62,596     $2,800
Shopping centers and retail                      68,099        1,500        70,945         --
Apartments                                       36,458           --        35,534      1,800
Industrial buildings                             61,594           --        55,039         --
Hotels and motels                                 5,149           --         5,338         --
Medical buildings                                14,416           --        10,012      1,700
Mixed use                                         2,330           --         3,986         --
Other                                             4,412           --         4,528         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Income on fixed maturities                               $100,519       $103,731      $101,841
Income on mortgage loans on real estate                    15,396         15,292        15,150
Trading securities and other investments                    4,632          5,424         4,576
------------------------------------------------------------------------------------------------
                                                          120,547        124,447       121,567
Less: investment expenses                                   1,405          1,409         1,767
------------------------------------------------------------------------------------------------
   Total                                                 $119,142       $123,038      $119,800
================================================================================================

Net realized gain on investments for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Fixed maturities                                           $3,721         $9,196       $ 2,106
Commercial mortgage loans on real estate                      215             (2)       (1,256)
Trading securities and other investments                       --             (2)           (1)
------------------------------------------------------------------------------------------------
   Total                                                   $3,936         $9,192       $   849
================================================================================================

5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                               $230,270       $208,890      $196,385
Impact of SOP 03-1                                             --             --           (14)
Capitalization of acquisition costs                        32,713         33,519        27,754
Amortization, excluding impact of changes in assumptions  (25,259)       (22,650)      (15,905)
Amortization, impact of annual third quarter changes in
   DAC-related assumptions                                  1,000          3,600         2,200
Impact of changes in net unrealized securities
   losses (gains)                                           2,844          6,911        (1,530)
------------------------------------------------------------------------------------------------
Balance, end of year                                     $241,568       $230,270      $208,890
================================================================================================

The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                                $11,554        $ 8,382       $ 7,681
Capitalization of sales inducements                         6,073          3,960         2,562
Amortization                                               (2,196)        (1,383)       (1,269)
Impact of changes in net unrealized securities losses
   (gains)                                                    227            595          (592)
------------------------------------------------------------------------------------------------
Balance, end of year                                      $15,658        $11,554       $ 8,382
================================================================================================

6. VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. RiverSource Life of NY also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. RiverSource Life of NY has established additional liabilities for these variable annuity death benefits and GMIB provisions. The variable annuity contracts offered by RiverSource Life of NY may also contain GMWB and GMAB provisions, which are considered embedded derivatives. RiverSource Life of NY has established additional liabilities for these embedded derivatives at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on financial market performance. Most of the GMWB in force guarantee that over a period of approximately 14 years the client can withdraw an amount equal to what has been paid into the contract, regardless of the performance of the underlying funds. In May 2006, RiverSource Life of NY began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. At issue, the guaranteed amount is equal to the amount deposited, but the guarantee can be increased annually to the account value (a "step-up") in the case of favorable market performance.

Variable annuity contract owners age 79 or younger at contract issue can also obtain the principal-back guarantee by purchasing the optional GMAB rider for an additional charge, which provides a guaranteed contract value at the end of a 10-year waiting period.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life of NY has established additional liabilities as of December 31:

---------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN THOUSANDS, EXCEPT AGE)                                                                         2006             2005
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF
  PREMIUM:
                                              Total contract value                              $  759,673       $  332,736
                                              Contract value in separate accounts               $  712,245       $  285,387
                                              Net amount at risk(2)                             $      245       $      591
                                              Weighted average attained age                             60               59
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR
  RESET:

                                              Total contract value                              $1,488,039       $1,545,792
                                              Contract value in separate accounts               $1,246,844       $1,263,467
                                              Net amount at risk(2)                             $   15,483       $   47,919
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR
  RATCHET:

                                              Total contract value                              $  278,970       $  191,654
                                              Contract value in separate accounts               $  252,522       $  164,084
                                              Net amount at risk(2)                             $      371       $      874
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR
  RATCHET:

                                              Total contract value                              $   74,233       $   32,924
                                              Contract value in separate accounts               $   71,223       $   30,971
                                              Net amount at risk(2)                             $        5       $       12
                                              Weighted average attained age                             57               56
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH OTHER GMDB:

                                              Total contract value                              $    2,710       $    3,682
                                              Contract value in separate accounts               $    2,034       $    2,886
                                              Net amount at risk(2)                             $      248       $      280
                                              Weighted average attained age                             73               73
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GGU DEATH BENEFIT:

                                              Total contract value                              $       97       $       67
                                              Contract value in separate accounts               $       97       $       67
                                              Net amount at risk(2)                             $       --       $       --
                                              Weighted average attained age                             48               47
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMIB:

                                              Total contract value                              $   33,281       $   29,212
                                              Contract value in separate accounts               $   30,164       $   25,584
                                              Net amount at risk(2)                             $        7       $        8
                                              Weighted average attained age                             61               58
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB:

                                              Total contract value                              $  258,112       $  117,290
                                              Contract value in separate accounts               $  256,298       $  113,900
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB FOR LIFE:

                                              Total contract value                              $  111,338       $       --
                                              Contract value in separate accounts               $  109,281       $       --
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             62               --
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMAB:

                                              Total contract value                              $   66,629       $    3,485
                                              Contract value in separate accounts               $   65,067       $    3,485
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             54               57
---------------------------------------------------------------------------------------------------------------------------
(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type.
(2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
---------------------------------------------------------------------------------------------------------------------------

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $  771          $--       $   203          $ 9
Reported claims                                                 508           --            --           --
Liability (asset) balance at December 31                      1,283           29        (1,539)         236
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                              1,020           29        (1,742)         227

For the year ended December 31, 2005, additional liabilities and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $1,663          $--          $ --         $ --
Reported claims                                                 752           --            --           --
Liability balance at December 31                                771           --           203            9
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                               (140)          --           203            9
-------------------------------------------------------------------------------------------------------------

The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in death and other benefits.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Fixed annuities                                        $1,242,031     $1,327,092
Variable annuities, with fixed sub-accounts               318,757        362,926
GMWB variable annuity guarantees                           (1,539)           203
Other variable annuity guarantees                           1,549            780
--------------------------------------------------------------------------------
   Total annuities                                      1,560,798      1,691,001
VUL/UL insurance contract fixed sub-account               146,923        141,856
Other life, disability income and long term care
   insurance                                              201,388        190,664
--------------------------------------------------------------------------------
   Total future policy benefits                         1,909,109      2,023,521
Policy claims and other policyholders' funds                8,226          5,097
--------------------------------------------------------------------------------
   Total future policy benefits and policy claims and
      other policyholders' funds                       $1,917,335     $2,028,618
================================================================================

Separate account liabilities as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Variable annuity contract reserves                     $2,298,810     $1,760,609
VUL insurance contract reserves                           320,870        268,314
--------------------------------------------------------------------------------
   Total separate account liabilities                  $2,619,680     $2,028,923
================================================================================

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB, GGU and GMIB provisions. The negative reserve in GMWB at December 31, 2006 reflects that under current conditions and expectations, RiverSource Life of NY believes the applicable fees charged for the rider will more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life of NY does not currently hedge its risk under any of the guaranteed provisions in variable annuity products. The total value of variable annuity contracts with GMWB riders increased from $117.3 million at December 31, 2005 to $369.5 million at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

Insurance Liabilities
Variable universal life ("VUL") and universal life ("UL") is the largest group of policies written by RiverSource Life of NY. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life of NY also offers term and whole life insurance as well as disability products. RiverSource Life of NY no longer offers long term care products but has in-force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

8. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes for the years ended December 31 were:

(IN THOUSANDS)                                              2006           2005          2004
----------------------------------------------------------------------------------------------
Current income tax:
   Federal                                                $15,395        $ 5,417       $15,665
   State                                                    2,685          2,204         1,660
----------------------------------------------------------------------------------------------
Total current income tax                                   18,080          7,621        17,325
Deferred federal income tax                                 4,877         14,182         4,079
----------------------------------------------------------------------------------------------
Income tax provision                                      $22,957        $21,803       $21,404
==============================================================================================

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% for the years ended December 31 are as follows:

                                                            2006           2005          2004
----------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                   35.0%          35.0%        35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                   (3.8)          (2.9)        (1.9)
   State taxes, net of federal benefit                        2.5            2.2          1.6
   Other, net                                                (0.4)          (1.2)        (2.0)
----------------------------------------------------------------------------------------------
Income tax provision                                         33.3%          33.1%        32.7%
==============================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities as of December 31, 2006 and 2005 are reflected in the following table:

(IN THOUSANDS)                                              2006           2005
--------------------------------------------------------------------------------
Deferred income tax assets:
   Liabilities for future policy benefits                 $49,299        $46,200
   Investment related                                       2,193          4,270
   Net unrealized losses on Available-for Sale securities   6,147            114
   Other                                                    2,891          3,597
--------------------------------------------------------------------------------
Gross deferred income tax assets                           60,530         54,181

Deferred income tax liabilities:
   Deferred acquisition costs                              68,408         65,639
   Deferred sales inducement costs                          5,480          4,044
   Other                                                    3,758          2,689
--------------------------------------------------------------------------------
Gross deferred income tax liabilities                      77,646         72,372
--------------------------------------------------------------------------------
Net deferred income tax liabilities                       $17,116        $18,191
================================================================================

A portion of RiverSource Life of NY's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2006, RiverSource Life of NY no longer had a policyholders' surplus account balance. The American Jobs Creation Act of 2004, which was enacted on October 22, 2004, provides a two-year suspension of the tax on policyholders' surplus account distributions. RiverSource Life of NY has made distributions of $1.1 million in 2006, which will not be subject to tax under the two-year suspension. Previously, the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or RiverSource Life of NY is liquidated. Deferred income taxes had not been previously established.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in RiverSource Life of NY's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. RiverSource Life of NY has $5.8 million in capital loss carryforwards that expire December 31, 2009 for which the deferred tax benefit is reflected in the investment related deferred tax assets, net of other related items. Additionally, RiverSource Life of NY has $18.6 million in capital loss carryforwards that expire December 31, 2009 as a result of the 2005 first short period tax return filed with American Express. Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2006 and 2005.

As a result of the Distribution, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, RiverSource Life of NY will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. For the period October 1, 2005 through December 31, 2005 and the year ending December 31, 2006, RiverSource Life of NY's income tax return is included in RiverSource Life Insurance Company's consolidated income tax return.

The items comprising other comprehensive income in the Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                              2006           2005         2004
---------------------------------------------------------------------------------------------
Net unrealized securities gains                            $5,950        $21,228       $1,340
---------------------------------------------------------------------------------------------
Net income tax benefit                                     $5,950        $21,228       $1,340
=============================================================================================

9. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY Insurance Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, and are subject to potential disapproval. For 2007, dividends in excess of $33.0 million would require pre-notification.

Statutory net gain from operations and net income for the years ended December 31 and statutory surplus and statutory capital and surplus as of December 31 are summarized as follows:

(IN THOUSANDS)                                             2006           2005         2004
---------------------------------------------------------------------------------------------
Statutory net gain from operations                       $ 61,735       $ 36,728     $ 42,420
Statutory net income                                       63,001         36,877       42,486
Statutory surplus                                         329,528        287,672      274,572
Statutory capital and surplus                             331,528        289,672      276,572

10. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity and variable life insurance contract owners for the period from the third quarter of 2003 through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life of NY provides all fund management services, other than investment management and is compensated for the administrative services it provides. For the year ended December 31, 2006, RiverSource Life of NY received $3.6 million from RiverSource Investments, LLC for administrative services RiverSource Life of NY provided. For the year ended December 31, 2005, RiverSource Life of NY received $2.1 million from Ameriprise Financial and $0.7 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers. For the year ended December 31, 2004, RiverSource Life of NY received $2.9 million from Ameriprise Financial for administrative services.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life of NY's share of the total net periodic pension cost was approximately $98 thousand, $75 thousand, and $51 thousand for each of the years ended December 31, 2006, 2005 and 2004, respectively.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $78 thousand in 2006, $55 thousand in 2005 and $40 thousand in 2004.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2006, 2005 and 2004 were $143 thousand, $128 thousand and $133 thousand, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2006, 2005 and 2004, which are calculated on the basis of commission earnings of the individual financial advisors, were $16 thousand, $49 thousand, and $148 thousand, respectively. Such costs are included in DAC.

Charges by Ameriprise Financial and affiliated companies for use of joint facilities, technology support, marketing services and other services aggregated $26.1 million, $29.0 million and $20.4 million for 2006, 2005 and 2004, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

RiverSource Life of NY paid ordinary dividends to Ameriprise Financial during the second quarter of 2006 of $25 million. The ordinary cash dividends did not require prior notification and response from the New York Department of Insurance.

Included in other liabilities at December 31, 2006 and 2005 are $1.3 million and $4.1 million, respectively, payable to Ameriprise Financial for federal income taxes.

11. REINSURANCE

At December 31, 2006, 2005 and 2004, traditional life and universal life insurance in force aggregated $9.6 billion, $9.0 billion and $8.4 billion, respectively, of which $4.5 billion, $3.7 billion and $2.8 billion was reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks assumed under LTC policies.

The effect of reinsurance on premiums for the years ended December 31, is as follows:

(IN THOUSANDS)                                              2006           2005          2004
----------------------------------------------------------------------------------------------
Direct premiums                                           $31,783        $31,344       $30,140
Reinsurance ceded                                          (8,969)        (9,250)       (8,424)
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Net premiums                                              $22,814        $22,094       $21,716
==============================================================================================

Reinsurance recovered from reinsurers amounted to $3.1 million, $3.1 million and $2.4 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York
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12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2006 and 2005, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life of NY, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values for financial instruments at December 31:

                                                                       2006                      2005
---------------------------------------------------------------------------------------------------------------
                                                               CARRYING      FAIR        CARRYING      FAIR
(IN THOUSANDS)                                                   VALUE       VALUE         VALUE       VALUE
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values      $4,447,208   $4,447,208   $3,994,968   $3,994,968
Commercial mortgage loans on real estate, net                    255,110      260,005      244,760      254,326

FINANCIAL LIABILITIES
Liabilities (assets) for which carrying values
   approximate fair values                                    $     (945)  $     (945)  $      554   $      554
Fixed annuity reserves                                         1,464,602    1,430,427    1,590,749    1,549,671
Separate account liabilities                                   2,298,810    2,202,737    1,760,610    1,692,109

As of December 31, 2006 and 2005, the carrying and fair values of off-balance sheet financial instruments are not material. The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally these assets are short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

The fair value of commercial mortgage loans on real estate, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $96.2 million and $99.3 million as of December 31, 2006 and 2005, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with the fixed annuities of $28.0 million and $33.8 million as of December 31, 2006 and 2005, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $320.9 million and $268.3 million as of December 31, 2006 and 2005, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with separate account liabilities of $116.7 million and $101.3 million as of December 31, 2006 and 2005, respectively.

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2006 and 2005, RiverSource Life of NY had no material commitments to purchase investments other than mortgage loan fundings (see
Note 4).

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2006, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The SEC, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

14. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and shareholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(IN THOUSANDS)                                             2006          2005          2004
----------------------------------------------------------------------------------------------
Net income, per accompanying financial statements       $  45,990      $  44,210     $  41,238
Deferred acquisition costs                                 (8,454)       (14,469)      (14,049)
Deferred sales inducement costs                            (3,877)        (2,577)       (1,293)
Adjustments of future policy benefit liabilities           11,274        (10,343)       (4,169)
Deferred income tax expense                                 4,877         14,182        10,987
Cumulative effect of accounting change, net of tax             --             --         2,748
Provision for losses on investments                            --           (500)          800
Interest maintenance reserves gain/loss transfer
   and amortization                                          (557)        (5,262)         (988)
Adjustment to separate account reserves                    17,774         14,075         4,185
Other, net                                                 (4,026)        (2,439)        3,027
----------------------------------------------------------------------------------------------
Statutory-basis net income                              $  63,001      $  36,877     $  42,486
==============================================================================================

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial
   statements                                           $ 468,990      $ 459,039     $ 476,752
Deferred acquisition costs                               (241,568)      (230,270)     (208,890)
Deferred sales inducements costs                          (15,658)       (11,554)       (8,382)
Adjustments of future policy benefit liabilities           44,707         27,866        31,815
Deferred income tax liabilities                            22,944         49,337        62,712
Asset valuation reserve                                   (16,631)       (18,077)      (15,021)
Net unrealized loss (gain) on investments                  20,348          2,663       (15,050)
Adjustments of separate account liabilities                94,387         71,343        60,737
Adjustments of investments to amortized cost                   --         (2,300)      (52,563)
Premiums due, deferred and in advance                       4,623            925         1,063
Deferred revenue liability                                  5,426          4,242         4,457
Reserves for commercial mortgage loan losses                2,718          1,797         2,298
Non-admitted assets                                          (164)       (27,576)      (28,716)
Interest maintenance reserve                               (9,867)        (8,953)       (5,459)
Reinsurance ceded reserves                                (44,276)       (35,042)      (31,245)
Other, net                                                 (4,451)         6,232         2,064
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Statutory-basis capital and surplus                     $ 331,528      $ 289,672     $ 276,572
==============================================================================================

RIVERSOURCE [LOGO](SM)
       ANNUITIES

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251


S-6177 Y (5/07)